EXHIBIT 99.1


                          FOURTH SUPPLEMENTAL INDENTURE

     THIS FOURTH SUPPLEMENTAL INDENTURE dated as of July 15, 2004 (this "Supplemental Indenture"), is entered into among Pioneer Natural Resources Company, a Delaware corporation (the "Company"), and The Bank of New York, a New York banking association, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Indenture referred to below.

                                    RECITALS

    A. The Company and the Trustee are parties to that certain Indenture, dated as of January 13, 1998 (the "Indenture"), pursuant to which the Company may from time to time issue its debentures, notes, bonds or other evidences of indebtedness (collectively, the "Debt Securities").

    B. The Company has issued pursuant to the Indenture and the Second Supplemental Indenture, dated April 11, 2000 (the "Second Supplemental Indenture"), among the Company, Pioneer Natural Resources USA, Inc., a Delaware corporation, as Guarantor (the "Guarantor"), and the Trustee, $425,000,000 aggregate principal amount of 9-5/8% Senior Notes due April 1, 2010 (the "9-5/8% Notes").

    C. The Company has issued pursuant to the Indenture and the Third Supplemental Indenture, dated April 30, 2002 (the "Third Supplemental Indenture"), among the Company, the Guarantor and the Trustee, $150,000,000 aggregate principal amount of 7.50% Senior Notes Due 2012 (the "7.50% Notes").

    D. On June 10, 2004, the Company offered to exchange the 9-5/8% Notes, the 7.50% Notes and the Company's 8 1/4% Senior Notes due 2007 for new 5.875% Senior Notes due 2016 (the "New Notes"), subject to the terms and conditions described in the Exchange Circular dated June 10, 2004, as supplemented by the Supplement to Exchange Circular dated June 25, 2004 (together, the "Exchange Circular"), and the related Letter of Transmittal and Consent dated June 10, 2004, (the "Letter of Transmittal"), which Exchange Circular solicited the consent of the holders of the 9-5/8% Notes and the 7.50% Notes to amend the Second Supplemental Indenture and the Third Supplemental Indenture to permanently eliminate, in the event the 9-5/8% Notes and 7.50% Notes receive certain investment grade ratings, certain operating restrictions (such offers to exchange as set forth in the Exchange Circular and the Letter of Transmittal, including any amendments, modifications or supplements thereto, the "Exchange Offers").

    E. Promptly following the execution and delivery of this Supplemental Indenture, the Company plans to accept tenders in the Exchange Offers and to issue, pursuant to the Indenture and the Fifth Supplemental Indenture, to be dated July 15, 2004 (the "Fifth Supplemental Indenture"), among the Company and the Trustee, $526,875,000 aggregate principal amount of the New Notes in connection with exchanges pursuant to the Exchange Offer, such that there will have been redeemed $275,125,000 aggregate principal amount of the 9-5/8% Notes and $133,825,000 aggregate principal amount of the 7.50% Notes pursuant to the Exchange Offers, such that there will then be outstanding under the Indenture (after giving effect to the Exchange Offers and prior redemptions) $64,044,000 aggregate principal amount of the 9-5/8% Notes and $16,175,000 aggregate principal amount of the 7.50% Notes.

    F. Section 9.02 of the Indenture provides that, with the consent of Holders representing a majority in aggregate principal amount of the Notes then outstanding, the Company, when authorized by a resolution of the Board of Directors, and the Trustee may enter into an indenture supplemental to the Indenture for the purpose of amending or supplementing the Indenture or modifying the rights of Holders (subject to certain exceptions).



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     G.  The Company  desires and has  requested the  Trustee to join with it in entering into this Supplemental Indenture for the purpose of amending the Indenture in certain respects as permitted by Section 9.02 of the Indenture.

     H. The Company, in connection with the Exchange Offer, has solicited consents to this Supplemental Indenture upon the terms and conditions set forth in the Exchange Offer.

     I. The execution and delivery of this Supplemental Indenture has been authorized by resolution of the Board of Directors of the Company.

     J. The Company (i) has received the consent of the Holders of, and will accept for exchange under the Exchange Offer, more than a majority in principal amount of the outstanding 9-5/8% Notes and the 7.50% Notes, all as certified by an Officer's Certificate delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture, (ii) has delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture an Opinion of Counsel relating to this Supplemental Indenture as contemplated by
         Section 9.03 of the Indenture, and (iii) has satisfied all other conditions required under Article 9 of the Indenture to enable the Company and the Trustee to enter into this Supplemental Indenture.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree, subject to the terms and conditions hereinafter set forth, as follows for the benefit of the Trustee and the Holders of the Notes:

         Section 1.     Amendments to Second Supplemental Indenture.
                        -------------------------------------------

                  (a) Section 4.18. Section 4.18 of the Second Supplemental Indenture is hereby amended to read in its entirety as follows:

                  "Section 4.18. Suspension or Elimination of Covenants. During any period of time that (a) the Notes have an Investment Grade Rating from either of the Rating Agencies and (b) no Default or Event of Default has occurred and is continuing under the Indenture, the Company and the Restricted Subsidiaries will not be subject to the provisions in Sections 4.13, 4.14, 4.15 and 4.16 of the Indenture (collectively, the "Suspended Covenants"). In the event that the Company and the Restricted Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the preceding sentence and, subsequently, one or both of the Rating Agencies withdraws its ratings or downgrades the ratings assigned to the Notes below the required Investment Grade Ratings so that the Notes do not have an Investment Grade Rating from either Rating Agency, or a Default or Event of Default occurs and is continuing, then the Company and the Restricted Subsidiaries will thereafter again be subject to the Suspended Covenants and compliance with the Suspended Covenants with respect to Restricted
                  Payments made after the time of such withdrawal, downgrade, Default or Event of Default will be calculated in accordance with the terms of Section 4.14 as though such covenant had been in effect during the entire period of time from the date the Notes are issued; provided, however, that if at any time the Notes have an Investment Grade Rating from both of the Rating Agencies and either a rating of Baa2 (or the equivalent) by Moody's or BBB (or the equivalent) by S&P, then the Company and the Restricted Subsidiaries will not be subject to the Suspended Covenants from and after such time, notwithstanding anything to the contrary in this Section 4.18, and thereafter the application of the Suspended Covenants to the Company and the Restricted Subsidiaries will be permanently terminated and the Suspended Covenants will be of no force and effect."



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         Section 2.     Amendments to Third Supplemental Indenture.
                        ------------------------------------------

                  (a) Section 4.18. Section 4.18 of the Third Supplemental Indenture is hereby amended to read in its entirety as follows:

                  "Section 4.18. Suspension or Elimination of Covenants. During any period of time that (a) the Notes have an Investment Grade Rating from either of the Rating Agencies and (b) no Default or Event of Default has occurred and is continuing under the Indenture, the Company and the Restricted Subsidiaries will not be subject to the provisions in Sections 4.13, 4.14, 4.15 and 4.16 of the Indenture (collectively, the "Suspended Covenants"). In the event that the Company and the Restricted Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the preceding sentence and, subsequently, one or both of the Rating Agencies withdraws its ratings or downgrades the ratings assigned to the Notes below the required Investment Grade Ratings so that the Notes do not have an Investment Grade Rating from either Rating Agency, or a Default or Event of Default occurs and is continuing, then the Company and the Restricted Subsidiaries will thereafter again be subject to the Suspended Covenants and compliance with the Suspended Covenants with respect to Restricted
                  Payments made after the time of such withdrawal, downgrade, Default or Event of Default will be calculated in accordance with the terms of Section 4.14 as though such covenant had been in effect during the entire period of time from the date the Notes are issued; provided, however, that if at any time the Notes have an Investment Grade Rating from both of the Rating Agencies and either a rating of Baa2 (or the equivalent) by Moody's or BBB (or the equivalent) by S&P, then the Company and the Restricted Subsidiaries will not be subject to the Suspended Covenants from and after such time, notwithstanding anything to the contrary in this Section 4.18, and thereafter the application of the Suspended Covenants to the Company and the Restricted Subsidiaries will be permanently terminated and the Suspended Covenants will be of no force and effect."

     Section 3. Ratification. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture forms a part of the Indenture. Except to the extent amended by or supplemented by this Supplemental Indenture, the Company and the Trustee hereby ratify, confirm, and reaffirm the Indenture in all respects.

     Section 4. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 5. Governing Law. The laws of the State of New York shall govern the construction and interpretation of this Supplemental Indenture, without regard to principles of conflicts of laws.

     Section 6. Trustee. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and not the Trustee.

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     IN WITNESS  WHEREOF,  the parties  hereto  have  caused  this  Supplemental
Indenture to be signed on their behalf by their duly authorized representatives as of the date first above written:

                               Pioneer Natural Resources Company



                               By:        /s/ Richard P. Dealy
                                    -------------------------------------------
                               Name:      Richard P. Dealy
                               Title:     Vice President and Chief Accounting
                                          Officer


                               The Bank of New York, as Trustee



                               By:        /s/ Remo J. Reale
                                    -------------------------------------------
                               Name:      Remo J. Reale
                               Title:     Vice President



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